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                                                                    Exhibit 23.1

                         CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-92165) and the Registration Statement (Form S-8 No. 333-45770) of our report dated February 13, 2001, with respect to the consolidated financial statements of CoStar Group, Inc. included in the Annual Report (Form 10-K) for the year ended December 31, 2000.




                                                           /s/ Ernst & Young LLP

McLean, Virginia
March 29, 2001